UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  December 9, 2011
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GYRODYNE COMPANY OF AMERICA, INC.
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(Exact name of Registrant as Specified in its Charter)

New York --------------------	000-01684 --------------------	11-1688021 --------------------
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD
SUITE 24
ST. JAMES, NEW YORK 11780
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(Address of principal executive
offices) (Zip Code)

(631) 584-5400
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Registrant’s telephone number,
including area code

N/A
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On December 9, 2011, Gyrodyne Company of America, Inc. (the “Company”) filed a Current Report on Form 8-K attaching as an exhibit (resubmitted as Exhibit 99.1 hereto) the script of the President’s presentation at the 2011 Annual Meeting of Shareholders, which included a comment about Adjusted Funds From Operations (AFFO), a non-GAAP financial measure.  Also attached hereto as Exhibit 99.2 is a reconcilement of the Company’s calculation of AFFO to Net Income or Loss.

Item 9.01.  Financial Statements and Exhibits

 (d)      Exhibits

Exhibit No. -----------	Exhibit ---------------
99.1	Script of President’s Presentation.
99.2	Reconciliation of AFFO

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC. By: /s/ Stephen V. Maroney ----------------------------------------------- Stephen V. Maroney President and Chief Executive Officer

Date:  December 14, 2011